SECURED PROMISSORY NOTE

$31,500,000.00                                                New York, New York
                                                              March 28, 1996


         The undersigned, Roundhill Associates Limited Partnership and Roundhill Associates Limited Partnership II (the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY, immediately upon the earlier of the date of the consummation of a public offering of interests in T-Two Holding, L.L.C. and March 19, 1999, to the order of Presidio Capital Corp. ("PCC"), (i) the principal sum of Thirty-One Million Five Hundred Thousand Dollars ($31,500,000.00) and (ii) interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding, from the date hereof until such payment is made at a fluctuating rate per annum equal at all times to the sum of 25% per annum.

         (a) All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed. Notwithstanding any other provision of this Note, interest paid or becoming due hereunder shall be the lesser of the rate set forth herein and the maximum rate permitted by applicable law.

         (b) Both principal and interest are payable in lawful money of the United States and in immediately available funds at the offices of PCC located at c/o Wexford Management LLC, 411 West Putnam Avenue Greenwich, CT 06830 or at such other place as PCC shall designate in writing to the Borrowers.

         (c) The Borrowers represent and warrant as follows: (a) each Borrower is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) the execution, delivery and performance by the Borrowers of this Note are within each Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrowers' organizational documents or (ii) any law or any contractual restriction binding on or affecting the Borrowers; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrowers of this Note; and (d) the Note constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms.

         (d) This Note shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, personal or legal representatives and permitted assigns.

         (e) The Borrowers hereby waive presentment for payment, demand, protest and notice of dishonor of this Note. (f) Each Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) irrevocably waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court.

         (g) Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity without invalidating the remainder of such provision or the remaining provisions of this Note and shall be interpreted so as to be effective and valid.

         SIGNED AND DELIVERED as of the day and year first hereinabove set forth.


                                     Roundhill Associates Limited Partnership


                                     By: /s/Charles E. Davidson
                                        ----------------------------------------
                                         Name:  Charles E. Davidson
                                         Title:    General Partner




                                     Roundhill Associates Limited Partnership II


                                     By: /s/Charles E. Davidson
                                        ----------------------------------------
                                         Name:  Charles E. Davidson
                                         Title:    General Partner